UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2021

dMY Technology Group, Inc. IV

(Exact name of registrant as specified in its charter)

Delaware	001-40166	85-4299396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	DMYQ.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DMYQ	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYQ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 3, 2021, dMY Technology Group, Inc. IV, a Delaware corporation (“dMY IV” or “the Company”), held a special meeting of stockholders (the “Special Meeting”) in connection with its proposed business combination with Planet Labs Inc. At the Special Meeting, a total of 32,757,686 (75.96%) of dMY IV’s issued and outstanding shares of common stock held of record as of October 19, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. dMY IV’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1

The Business Combination Proposal. To consider and vote upon a proposal to approve the agreement and plan of merger, dated as of July 7, 2021 (as may be amended and/or restated from time to time, the “Merger Agreement”), by and among dMY IV; Photon Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of dMY IV (“First Merger Sub”); Photon Merger Sub Two, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of dMY IV; and Planet Labs Inc., a Delaware corporation (“Planet”); and the transactions contemplated thereby, pursuant to which First Merger Sub will merge with and into Planet (the “First Merger”) with Planet (the “Surviving Corporation”) surviving the merger as a wholly owned subsidiary of dMY IV, and, pursuant to Planet’s election under the Merger Agreement, immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and into dMY IV (the “Second Merger” and together with the First Merger, the “Business Combination” and such proposal, the “Business Combination Proposal”), with dMY IV surviving the merger:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,751,055	538	4,093	N/A

2.	The Charter Proposals. To consider and vote upon a proposal to approve, assuming the Business Combination Proposal is approved and adopted, the new certificate of incorporation of dMY IV, as follows:

Proposal No. 2 (A). A proposal to approve and adopt the second amended and restated certificate of incorporation of dMY IV (the “Proposed Charter”), which will replace dMY IV’s amended and restated certificate of incorporation, dated March 4, 2021 (the “Current Charter”) and will be in effect upon the closing of the Business Combination (the “Closing”) (“Charter Proposal A”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,276,616	1,473,042	6,028	N/A

Proposal No. 2 (B). A proposal to (i) approve and adopt an amendment to the Proposed Charter to increase the number of authorized shares of dMY IV Class A common stock from 380,000,000 shares to 570,000,000 shares of New Planet Class A common stock and the total number of authorized shares from 401,000,000 shares to 631,500,000 shares and (ii) to provide that the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL, which, if approved, will both be in effect upon the Closing (“Charter Proposal B”, and along with Charter Proposal A, the “Charter Proposals”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,960,156	1,782,010	13,520	N/A

3.

The Advisory Charter Proposals. To consider and vote upon separate proposals to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) as eight separate subproposals (collectively, the “Advisory Charter Proposals”):

Advisory Charter Proposal A – Under the Proposed Charter, New Planet (as defined in the proxy statement/prospectus filed with the SEC on November 5, 2021 (the “Definitive Proxy”)) will be authorized to issue 631,500,000 shares of capital stock (or 441,500,000 shares of capital stock in the event Charter Proposal B does not pass), consisting of (i) 570,000,000 shares of New Planet Class A common stock (or 380,000,000 shares of New Planet Class A common stock in the event Charter Proposal B does not pass), par value $0.0001 per share, (ii) 30,000,000 shares of New Planet Class B common stock (assuming the holders of dMY IV Class B common stock approve such increase), par value $0.0001 per share, (iii) 30,000,000 shares of New Planet Class C common stock, par value $0.0001 per share, and (iv) 1,500,000 shares of New Planet preferred stock, par value $0.0001 per share, as opposed to the Current Charter authorizing dMY IV to issue 401,000,000 shares of capital stock, consisting of (a) 400,000,000 shares of common stock, including 380,000,000 shares of Class A common stock, par value $0.0001 per share, and 20,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,664,339	3,080,903	10,444	N/A

Advisory Charter Proposal B – Under the Proposed Charter, holders of shares of New Planet Class A common stock will be entitled to cast one vote per share of New Planet Class A common stock and holders of shares of New Planet Class B common stock will be entitled (prior to the Sunset Date, as defined in the Proposed Charter) to cast 20 votes per share of New Planet Class B common stock on each matter properly submitted to New Planet’s stockholders entitled to vote, as opposed to, under the Current Charter, each share of dMY IV Class A common stock and dMY IV Class B common stock being entitled to one vote per share on each matter properly submitted to dMY IV’s stockholders entitled to vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,630,632	3,106,936	18,118	N/A

Advisory Charter Proposal C – Under the Proposed Charter, until the Sunset Date (as defined in the Proposed Charter), any actions required to be taken or permitted to be taken by the stockholders of New Planet Class A common stock and New Planet Class B common stock may be taken by written consent signed by the stockholders of New Planet having not less than the minimum number of votes that would be necessary to authorize such action at a meeting, as opposed to, under the Current Charter, the lack of ability of holders of shares of dMY IV common stock to take stockholder action by written consent:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,676,494	3,069,410	9,782	N/A

Advisory Charter Proposal D – In addition to any vote required by applicable law, heightened standards for amendments of certain provisions in the Proposed Charter relating to: (i) designations, powers, privileges and rights, and the qualifications, limitations or restrictions in respect of each class of capital stock of New Planet, (ii) classification and election of the New Planet Board, (iii) actions taken by the stockholders of New Planet, (iv) exculpation of personal liability of a director of New Planet, (v) business combination with an interested stockholder, (vi) indemnification of persons serving as directors or officers of New Planet, (vii) forum for certain legal actions, (viii) mergers or consolidations that would result in New Planet no longer being a public benefit corporation with identical charter provisions identifying the public benefit(s), (ix) competition and corporate opportunities and (x) amendment to the Proposed Charter:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,215,896	1,519,947	19,843	N/A

Advisory Charter Proposal E – Under the Proposed Charter, New Planet will no longer be governed by Section 203 of the General Corporation Law of the State of Delaware (the “DGCL”) and, instead, the Proposed Charter will include a provision that is substantially similar to Section 203 of the DGCL, but excludes certain parties’ from the definition of “interested stockholder,” and will make certain related changes; however, New Planet’s election to opt out of Section 203 of the DGCL will take effect twelve months following the date the Proposed Charter is filed and, during this twelve-month waiting period immediately following the filing of the Proposed Charter, the Section 203 restrictions on business combinations will continue to apply:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,605,555	3,076,851	73,280	N/A

Advisory Charter Proposal F – The Proposed Charter will also include a provision with respect to corporate opportunities, that will provide that each “Identified Person” is not subject to the doctrine of corporate opportunity and does not have any fiduciary duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as New Planet or any of its subsidiaries, subject to certain limited exceptions:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,598,721	3,129,280	27,685	N/A

Advisory Charter Proposal G – The Proposed Charter designates New Planet as a public benefit corporation and identifies its public benefit as to accelerate humanity toward a more sustainable, secure and prosperous world by illuminating environmental and social change as opposed to the Current Charter, which provides that dMY IV’s purpose is to engage in any lawful act or activity for which corporations may be organized under the DGCL:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,714,578	29,438	11,670	N/A

Advisory Charter Proposal H – The directors of New Planet will be classified into three classes, with each class consisting, as nearly as may be possible, of one third of the total number of directors constituting the whole board. Subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors, (i) until the last applicable Sunset Date (as defined in the Proposed Charter), a director may be removed from office at any time, with or without cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of voting stock of New Planet entitled to vote at an election of directors and (ii) following the last applicable Sunset Date (as defined in the Proposed Charter), a director may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least two-thirds (66 2/3%) of the voting power of all of the then outstanding shares of voting stock of New Planet entitled to vote at an election of directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,627,574	3,113,620	14,492	N/A

4.

The Stock Issuance Proposal. To consider and vote upon a proposal to approve, assuming the Business Combination Proposal and Charter Proposal A are approved and adopted, for the purposes of complying with the applicable listing rules of the NYSE, the issuance of (x) shares of dMY IV common stock pursuant to the terms of the Merger Agreement and (y) shares of dMY IV Class A common stock to certain institutional investors and individuals (the “PIPE Investors”) in connection with the Private Placement (as defined in the Definitive Proxy), plus any additional shares pursuant to subscription agreements we may enter into prior to Closing (the “Stock Issuance Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,710,097	37,280	8,309	N/A

5.

The Incentive Plan Proposal. To consider and vote upon a proposal to approve, assuming the Business Combination Proposal, Charter Proposal A and the Stock Issuance Proposal are approved and adopted, the New Planet 2021 Incentive Award Plan (the “Incentive Plan”), a copy of which is attached to the Definitive Proxy as Annex D, including the authorization of the initial share reserve under the Incentive Plan (the “Incentive Plan Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,005,348	1,729,051	21,287	N/A

6.

The ESPP Proposal. To consider and vote upon a proposal to approve, assuming the Business Combination Proposal, Charter Proposal A, the Stock Issuance Proposal and the Incentive Plan Proposal are approved and adopted, the New Planet 2021 Employee Stock Purchase Plan (the “ESPP”), a copy of which is attached to the Definitive Proxy as Annex E, including the authorization of the initial share reserve under the ESPP (the “ESPP Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,262,697	1,478,506	14,483	N/A

Item 7.01	Regulation FD Disclosure.

On December 3, 2021, dMY IV issued a press release announcing that its shareholders voted to approve the previously announced Business Combination with Planet. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01	Other Events.

In connection with the business combination, the transactions are expected to generate approximately $590 million of gross proceeds (including $252 million from the Private Placement) after giving effect to redemptions of 702,522 shares but before payment of transaction expenses.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 3, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY TECHNOLOGY GROUP, INC. IV

	By:	/s/ Niccolo de Masi
	Name:	Niccolo de Masi
	Title:	Chief Executive Officer

Date: December 3, 2021